EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
23-May-02                                                             31-May-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Jun-02                                                                     1

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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,349,019,773
     Reserve Account                                                       $14,017,630       $16,646,845
     Yield Supplement Overcollateralization                                 $6,397,885        $6,177,859
     Class A-1 Notes                                                      $311,000,000      $258,476,767
     Class A-2 Notes                                                      $358,426,000      $358,426,000
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                  $1,401,763,032
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $30,645,011
               Receipts of Pre-Paid Principal                              $22,098,249
               Liquidation Proceeds                                                 $0
               Principal Balance Allocable to Purchased Receivables                 $0
          Total Receipts of Principal                                      $52,743,259

          Interest Distribution Amount
               Receipts of Interest                                         $7,299,513
               Servicer Advances                                              $343,356
               Reimbursement of Previous Servicer Advances                          $0
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                           $0
               Net Investment Earnings                                          $6,114
          Total Receipts of Interest                                        $7,648,983

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $60,392,242

     Ending Receivables Outstanding                                     $1,349,019,773

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                        $0
     Current Period Servicer Advance                                          $343,356
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $343,356

Collection Account
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     Deposits to Collection Account                                        $60,392,242
     Withdrawals from Collection Account
          Servicing Fees                                                    $1,168,136
          Class A Noteholder Interest Distribution                          $3,951,348
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $120,310
          Regular Principal Distribution                                   $52,523,233
          Reserve Account Deposit                                           $2,629,214
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                        $0
     Total Distributions from Collection Account                           $60,392,242



                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
23-May-02                                                             31-May-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Jun-02                                                                     1

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                              $0
          Release from Collection Account                                           $0
     Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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     Amount Deposited from the Collection Account                          $56,594,892
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $56,594,892

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                       $52,523,233      $258,476,767        $168.88       83.11%
     Class A-2 Notes                                                                $0      $358,426,000          $0.00      100.00%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                          $544,509             $1.75
     Class A-2 Notes                                                          $901,641             $2.52
     Class A-3 Notes                                                        $1,509,120             $3.38
     Class A-4 Notes                                                          $996,079             $3.96
     Class B Notes                                                            $120,310             $4.31



Carryover Shortfalls
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                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        58,609            57,551
     Weighted Average Remaining Term                                             52.00             51.06
     Weighted Average Annual Percentage Rate                                     6.54%             6.53%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                       $1,245,734,477            92.34%
          1-29 days                                                        $96,160,254             7.13%
          30-59 days                                                        $7,055,553             0.52%
          60-89 days                                                           $69,490             0.01%
          90-119 days                                                               $0             0.00%
          120-149 days                                                              $0             0.00%
          Total                                                         $1,349,019,773           100.00%
          Delinquent Receivables +30 days past due                          $7,125,042             0.53%

Accrued Interest Date:                                 Collection Period Ending:
23-May-02                                                             31-May-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Jun-02                                                                     1

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     Write-offs
          Gross Principal Write-Offs for Current Period                             $0
          Recoveries for Current Period                                             $0
          Net Write-Offs for Current Period                                         $0

          Cumulative Realized Losses                                                $0


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                          $0                 0
          Ending Period Repossessed Receivables Balance                       $237,070                 6
          Principal Balance of 90+ Day Repossessed Vehicles                         $0                 0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $6,397,885
     Beginning Period Amount                                                $6,397,885
     Ending Period Required Amount                                          $6,177,859
     Current Period Release                                                   $220,026
     Ending Period Amount                                                   $6,177,859
     Next Distribution Date Required Amount                                 $5,961,262

Reserve Account
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     Beginning Period Required Amount                                      $14,017,630
     Beginning Period Amount                                               $14,017,630
     Net Investment Earnings                                                    $6,114
     Current Period Deposit                                                 $2,629,214
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                         $26,980,395
     Ending Period Amount                                                  $16,646,845


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